SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             INTER-TEL, INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

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    2) Form, Schedule or Registration No.

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    3) Filing party:

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    4) Date filed:

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
                             INTER-TEL, INCORPORATED
                 ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  APRIL 23, 1997
                 ----------------------------------------------

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Inter-Tel, Incorporated (the "Company"), an Arizona corporation, will be held on April 23, 1997, at 10:00 a.m., local time, at the Wyndham Gardens Hotel, 427 N. 44th Street, Phoenix, Arizona 85008, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected and qualified.
     2.   Approval of the Company's 1997 Long-Term Incentive Plan.
     3.   Approval of the Company's 1997 Employee Stock Purchase Plan.
     4. Approval of an amendment to the Company's Restated Articles of Incorporation regarding director and officer indemnification.
     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on March 14, 1997, are entitled to notice of and to vote at the meeting. A copy of the Company's 1996 Annual Report to Shareholders, which includes certified financial statements, was mailed with this Notice and Proxy Statement on or about March 21, 1997, to all shareholders of record on the record date.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he has previously returned a proxy.

                                                     Sincerely,

                                                     KURT R. KNEIP,
                                                     Secretary
Phoenix, Arizona
March 21, 1997

                             INTER-TEL, INCORPORATED
                        120 North 44th Street, Suite 200
                           Phoenix, Arizona 85034-1822
                    ----------------------------------------
                                 PROXY STATEMENT
                    -----------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         This Proxy Statement is furnished by Inter-Tel, Incorporated ("Inter-Tel" or the "Company"), for use at the Annual Meeting of Shareholders to be held April 23, 1997, at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Wyndham Gardens Hotel, 427 N. 44th Street, Phoenix, Arizona, 85008 (telephone number 602-220-4400).

         These proxy solicitation materials were mailed on or about March 21, 1997, to all shareholders entitled to vote at the Annual Meeting.

Record Date and Share Ownership


Shareholders of record at the close of business on March 14, 1997 are entitled to notice of and to vote at the meeting. As of the record date, 12,951,163 shares of the Company's Common Stock were issued and outstanding. As of the record date, the following person was known by the Company to be, or may be deemed to be, the beneficial owner of more than 5% of the Company's Common
Stock:


                                        Shares of Common Stock
                                          Beneficially Owned
                                       --------------------------
                                       Number           Percent
Name                                   of Shares        of Total

Steven G. Mihaylo
120 North 44th Street, Suite 200
Phoenix, Arizona 85034                 2,750,000          21.2%


Revocability of Proxies

         The enclosed proxy is solicited by the Board of Directors of the Company. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Voting and Solicitation

         Every shareholder voting at the Annual Meeting for the election of directors may either (i) cumulate such shareholder's votes and give one nominee for director a number of votes equal to (a) the number of directors to be elected, multiplied by (b) the number of shares of the Company's Common Stock held by such shareholder; or (ii) distribute such shareholder's votes on the same principle among as many nominees for director as the shareholder thinks fit, provided that votes cannot be cast for more than six nominees. However, no shareholder will be entitled to cumulate votes for any nominee unless such nominee's name has been placed in nomination prior to the voting and such shareholder, or another shareholder, has given notice at the Annual Meeting prior to the voting for directors of the intention of such shareholder to cumulate such shareholder's votes. On all other matters, one vote may be cast for each share held of the Company's Common Stock.

         A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. All matters to be considered and acted upon by the shareholders at the Annual Meeting must be approved by a majority of the shares represented at the Annual Meeting and entitled to vote. Consequently, abstentions will have the same legal effect as votes against a proposal. In contrast, broker "non-votes" resulting from a broker's inability to vote a client's shares on non-discretionary matters will have no effect on the approval of such matters.

         If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto.

                The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, personally or by telephone or telegram, without additional compensation.

Deadline for Receipt of Shareholder Proposals

         Proposals of security holders of the Company that are intended to be presented by such shareholders at the annual meeting of the Company for the fiscal year ending December 31, 1997 must be received by the Company no later than November 23, 1997, in order to be included in the proxy statement and form of proxy relating to such meeting.

Independent Auditors

         The independent auditors of the Company for the fiscal year ended December 31, 1996 were Ernst & Young LLP. A representative of Ernst & Young LLP will attend the annual meeting for the purpose of responding to appropriate questions.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

Nominees

         Six directors are to be elected at the meeting. Each nominee named below is currently a director of the Company. In the event that any nominee of the Company becomes unavailable for any reason or if a vacancy should occur before election (which events are not anticipated) the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them cumulatively, in their discretion, in such a manner as will assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders in their discretion. The term of office of each person elected as a director will continue until the next annual meeting and until his successor has been elected and qualified.

         The names of the nominees and certain biographical information relating to the nominees are set forth below.
                                                                       Director
Name of Nominees           Age              Position(s)                Since
----------------           ---              -----------                -----

Steven G. Mihaylo          53               Chairman and Chief         1969
                                            Executive Officer

J. Robert Anderson         60               Director                   1997

Gary D. Edens              55               Director                   1994

Maurice H. Esperseth       71               Director                   1986

C. Roland Haden            56               Director                   1983

Norman Stout               39               Director                   1994

         Mr. Mihaylo, the founder of the Company, has served as Chairman of the Board of Directors of the Company since September 1983 and as Chief Executive Officer of the Company since its formation in July 1969. Mr. Mihaylo served as President of the Company until December 1994 and as Chairman of the Board of Directors from July 1969 to October 1982. Mr. Mihaylo also is a director of MicroAge, Inc. and Microtest, Inc.

         Mr. Anderson was elected as a director of the Company in February 1997. Mr. Anderson held various positions at Ford Motor Company from 1963 to 1983, serving from 1978 to 1983 as President of the Ford Motor Land Development Corporation. He served as Senior Vice President, CFO and a member of the Board of Directors of The Firestone Tire and Rubber Company from 1983 to 1989, and as Vice Chairman of Bridgestone/Firestone, Inc. from 1989 through 1991. He most recently served as Vice Chairman, CFO and a member of the Board of Directors of the Grumman Corporation from 1991 to 1994. Mr. Anderson is currently semi-retired, and he is an active leader in various business, civic and philanthropic organizations.

         Mr. Edens has been a director of the Company since October 1994. He was a broadcasting media executive from 1970 to 1994, serving as Chairman and Chief Executive Officer of Edens Broadcasting, Inc. from 1984 to 1994 when that corporation's nine radio stations were sold. He presently is President of The Hanover Companies, Inc., an investment firm. He is an active leader in various business, civic and philanthropic organizations.

         Mr. Esperseth has been a director of the Company since October 1986. Mr. Esperseth joined the Company in January 1983 as Senior Vice President-Research and Development, after a 32-year career with GTE, and served as Executive Vice President of Inter-Tel from 1986 to 1988. Mr. Esperseth retired as an officer of the Company on December 31, 1989.

         Dr. Haden has been a director of the Company since 1983. Dr. Haden has been Vice Chancellor and Dean of Engineering of Texas A&M University since 1993. Previously, he served as Vice Chancellor of Louisiana State University from 1991 to 1993, Dean of the College of Engineering and Applied Sciences at Arizona State University from 1989 to 1991, Vice President for Academic Affairs at Arizona State University from 1987 to 1988, and Dean of the College of Engineering and Applied Sciences from 1978 to 1987. Dr. Haden holds a doctoral degree in Electrical Engineering from the University of Texas and has served on the faculties of the University of Oklahoma and Texas A & M University.

         Mr. Stout has been a director of the Company since October 1994. Mr. Stout has been President of Superlite Block, a manufacturer of concrete block since February 1993. Since 1996 Mr. Stout has also been President of Oldcastle Architectural West, the parent company of Superlite Block and four other concrete products plants. Prior thereto he was employed by Boorhem-Fields, Inc. of Dallas, Texas, a manufacturer of crushed stone, as Chief Executive Officer from 1990 to 1993 and as Chief Financial Officer from 1986 to 1990. Previously, Mr. Stout was a Certified Public Accountant with Coopers & Lybrand.

         The Board of Directors recommends that the shareholders vote "FOR" the nominees listed above.

Security Ownership of Management

         The following table sets forth the beneficial ownership of Common Stock of the Company as of March 14, 1997, by (a) each director of the Company, (b) each of the Named Officers (defined below) and (c) all directors and executive officers as a group:

                                             Shares of Common Stock
                                               Beneficially Owned
                                            Number            Percent
Name (9)                                   of Shares          of Total
-----------------------                    ---------          --------


Steven G. Mihaylo                           2,750,000           21.2%
Gary D. Edens                                  10,000  (1)      (8)
Maurice H. Esperseth                           13,017  (2)      (8)
C. Roland Haden                                 8,376  (2)      (8)
Norman Stout                                   10,000  (1)      (8)
Thomas C. Parise                               83,690  (3)      (8)
Craig W. Rauchle                               41,450  (4)      (8)
Ross McAlpine                                  18,000  (5)      (8)
Kurt R. Kneip                                  12,000  (6)      (8)

All directors and executive
     officers as a group (10 persons)       2,946,533  (7)    22.7%


(1) Includes 10,000 shares under options which were exercisable on March 1, 1997, or within 60 days of that date.
(2) Includes 5,000 shares under options which were exercisable on March 1, 1997, or within 60 days of that date.
(3) Includes 33,000 shares under options which were exercisable on March 1, 1997, or within 60 days of that date.
(4) Includes 23,750 shares under options which were exercisable on March 1, 1997, or within 60 days of that date.
(5) Includes 18,000 shares under options which were exercisable on March 1, 1997, or within 60 days of that date.
(6) Includes 7,800 shares under options which were exercisable on March 1, 1997, or within 60 days of that date.
(7) Includes 112,550 shares subject to stock options held by all directors and executive officers as a group which are currently exercisable or which will become exercisable within 60 days after March 1, 1997.
(8)    Less than 1%.
(9)    Address  for the  above  named  directors  and  executive  officers:  C/O
       Inter-Tel, Incorporated, 120 North 44th Street, Suite 200, Phoenix, Arizona 85034-1822.

Board Meetings and Committees

         The Board of Directors of the Company held a total of four meetings during the fiscal year ended December 31, 1996.

         The Audit Committee of the Board of Directors during 1996 consisted of directors Esperseth, Stout and Wade. The Audit Committee met three times during the last fiscal year. This Committee recommends engagement of the Company's independent public accountants and is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and its system of internal controls and financial management practices. Mr. Anderson was elected as a director and Chairman of the Audit Committee in February 1997, upon the retirement of Ms. Wade from the board.

         The Compensation and Stock Option Committee of the Board of Directors consisted of directors Esperseth, Edens and Stout. Mr. Stout replaced Dr. Haden as a member of this committee, effective at the July 1996 meeting. The Committee reviews employee compensation and makes recommendations thereon to the Board of Directors. The Committee met three times during the year. The Committee functions include the administration of the Company's Stock Incentive Plans. The Committee also determines, upon review of relevant information, the fair market value of the Company's Common Stock, the exercise price-per-share at which options shall be granted and the employees to whom options shall be granted.

         There is no nominating committee or other committee performing similar functions.

         During the fiscal year ended December 31, 1996, each director attended all meetings of the Board of Directors and of the committee(s) on which the director served.

Director Compensation

         Each director who is not employed by the Company was paid a fee of $3,000 for each Board of Directors meeting attended and $1,500 for each committee meeting attended. All directors, except Mr. Mihaylo, are eligible to participate in the Company's 1990 Directors' Stock Option Plan, under which each director is granted options to purchase 2,500 shares of Common Stock annually at the market price five days after the date of his or her re-election. During 1996, all directors, except Mr. Mihaylo, received two stock option grants of 2,500 shares each, pursuant to the amendment of the 1990 Director's Stock Option Plan approved by the shareholders at the annual meeting held on May 2, 1996.

Section 16(a) Reporting

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended 1995, all Section 16(a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with.

Executive Compensation

         The following Summary Compensation Table sets forth compensation paid by the Company for services rendered during the fiscal years 1996, 1995 and 1994 by the Chief Executive Officer and the four most highly compensated executive officers of the Company (the "Named Officers") whose salary and bonus exceeded $100,000 in 1996.

                             INTER-TEL, INCORPORATED
                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

                                                                            Long-Term
                                                                          Compensation
                                                                             Awards
                                                                             ------
                                                                            Number of
                                                                           Securities             All
                                                                           Underlying            Other
                                               Salary         Bonus          Options        Compensation (1)
Name and Position                  Year          ($)           ($)             (#)                ($)
-----------------                  ----          ---           ---             ---                ---
       (a)                          (b)          (c)           (d)             (g)                (i)
Steven G. Mihaylo                  1996        300,000       48,000             -                9,215
  Chairman and Chief               1995        300,000       51,442             -                8,310
  Executive                        1994        204,000       76,145             -                2,310

Thomas C. Parise                   1996        225,000       86,000          60,000             11,234
  President and Chief              1995        225,000      170,105             -                8,310
  Operating Officer                1994        170,000      124,675          70,000              2,310

Craig W. Rauchle                   1996        189,807       87,734          45,000             17,000
  Exec. Vice President --          1995        180,000       75,000             -                8,119
  Corporate Development            1994        170,000       72,510          50,000              2,119

Ross McAlpine                      1996        110,000       89,646             -                5,529
  President -- Inter-Tel           1995        110,000      100,977             -                2,129
  Leasing, Inc.                    1994        101,769       46,500          30,000              1,463

Kurt R. Kneip (2)                  1996        112,039       11,040             -                2,375
  Vice President/CFO/              1995        104,000       45,413             -                2,310
  Secretary/Asst. Treasurer        1994         85,861       24,747          20,000              1,485

(1) Company contribution under 401(k) Retirement Plan. Messrs. Mihaylo, Parise and Rauchle also received auto allowances of $6,000 each during 1995, and Mr. Rauchle also received reimbursements for club dues and expenses. In addition, each officer was allocated common stock under the Employee Stock Ownership Plan (a maximum of 145 shares in 1996, 142 shares in 1995, and 165 shares in 1994).
(2) Mr. Kneip was elected Vice President and Chief Financial Officer in September 1993 and Secretary/Treasurer in October 1994. In May 1996, Mr. Kneip was elected Assistant Treasurer upon the election of John Abbott as Treasurer.
(3)   No compensation is present under omitted columns (e), (f) and (h).

                     AGGREGATED OPTION EXERCISES IN 1996 AND
                         DECEMBER 31, 1996 OPTION VALUES

                                                                       Number of             Value of
                                                                      Unexercised          in-the-Money
                                                                      Options at            Options at
                                     Shares                          December 31,          December 31,
                                    Acquired                           1996 (#)            1996 ($) (2)
                                       on               Value          --------            ------------
                                    Exercise          Realized       Exercisable/          Exercisable/
         Name                          (#)               ($)         Unexercisable         Unexercisable
         ----                          ---               ---         -------------         -------------
         (a)                           (b)               (c)             (d)                   (e)

Steven G. Mihaylo (1)                  --                --               --                    --

Thomas C. Parise:
  Exercised                          3,750             46,406
  Exercisable                                                           28,000                364,000
  Unexercisable                                                        102,000                793,500

Craig W. Rauchle
  Exercised                          5,000             67,500
  Exercisable                                                           20,000                260,000
  Unexercisable                                                         75,000                575,625

Ross McAlpine
  Exercised                            --                --
  Exercisable                                                           16,000                209,000
  Unexercisable                                                         20,000                260,500

Kurt R. Kneip (4)
  Exercised                          1,000             11,750
  Exercisable                                                            8,000                104,000
  Unexercisable                                                         13,000                169,250

(1) Steven G. Mihaylo has elected not to participate in the Company's stock option plans at this time.
(2) Potential unrealized value is (i) the fair market value at December 31, 1996 ($19 per share) less the option exercise price times (ii) the number of shares.

Option Grants in Last Fiscal Year

         The Company granted stock options to the Named Officers during the fiscal year ended December 31, 1996, as follows:

                                 Option Grants in Fiscal 1996 (Individual Grants)
                                                                                    Potential Realizable
                                                                                    Value at Assumed
                     Number of                                                      Annual Rates of Stock
                     Securities     Percent of Total                                Price Appreciation for
                     Underlying     Options Granted                                 Option Terms (3)
                      Options       To Employees       Exercise       Expiration    ----------------
Name                  Granted       In Fiscal Year (1) Price ($/Sh)   Date (2)      5%($)       10%($)
----                  -------       ------------------ ------------   --------      -----       ------

Thomas C. Parise      20,000             5.4%            16.875       2-27-2006    212,252     537,888
Thomas C. Parise      40,000             10.8%           13.875      10-25-2006    349,037     884,527
                      ------             -----                                     -------     -------
                      60,000             16.3%                                     561,289   1,422,415

Craig W. Rauchle      15,000             4.1%            16.875       2-27-2006    159,189     403,416
Craig W. Rauchle      30,000             8.1%            13.875      10-25-2006    261,777     663,395
                      ------             ----                                      -------     -------
                      45,000             12.2%                                     420,966   1,066,811

(1) The Company granted options to purchase 369,000 shares of Common Stock to employees in fiscal 1996.
(2) Options may terminate before their expiration upon the termination of the optionee's status as an employee or consultant, or upon the death of the optionee.
(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

                          COMPENSATION COMMITTEE REPORT

Executive Compensation Principles

         The Company's Compensation and Stock Option Committee's responsibilities include determining the cash and non-cash compensation of executive officers. Through 1996, non-cash compensation had been limited to incentive stock option grants to purchase Company common stock at fair market value at the grant date. All executive officers and some middle managers also participate in such stock incentive plans. These plans are designed to attract and retain qualified personnel and to tie their performance to the enhancement of shareholder value.

         Executive officers also participate in the Company's 401(k) Thrift Savings Plan and the Inter-Tel Employee Stock Ownership Plan, together with other permanent Inter-Tel employees.

         The  Committee's   policy  regarding   compensation  of  the  Company's
executive officers is to provide generally competitive salary levels and compensation incentives that attract and retain individuals of outstanding ability; that recognize individual performance and the performance of the Company; and that support the Company's primary goal -- to increase shareholder value.

         The Compensation Committee intends to continue to consider expansion of executive compensation to include deferred cash and equity-based compensation integrated with attainment of specific long-term performance goals and shareholder value enhancement.

Executive Compensation Program

Key Executives

         The total compensation program for executives, other than the Chief Executive Officer, includes both cash and equity-based compensation. The Committee determines the level of salary for executive officers and determines the salary or salary ranges based upon a review of base salary levels for comparable officer positions in similar companies of comparable size and capitalization. Salary changes are based upon the Committee's subjective assessment of the executive's performance and the scope and complexity of the position held.

         At the beginning of 1996, the Compensation Committee considered the business plan of each major operating unit and of the consolidated Company. Consideration included past and anticipated performance, new product and market expectations, assets employed and similar factors. The Committee set target income performance levels for each unit and earnings per share performance levels for the consolidated Company. Cash bonus awards, based upon meeting or exceeding such performance levels and limited to a percentage of base salary, were set for each executive officer.

         As indicated above, annual cash bonus awards are integrated with performance against specific profit contribution and earnings per share goals set forth in the Company's business plan. Performance benchmarks are specific to the responsibilities of the individual executive. The cash bonuses in the Summary Compensation Table reflect the performance of the named officers against the benchmarks established at the beginning of the year.

Chief Executive Officer

         The Chief Executive Officer's salary was determined based on a review of the salaries of Chief Executive Officers of similar companies of comparable size and capitalization and upon a review of the Chief Executive Officer's performance against the Company's 1995 performance.

         The Compensation Committee determined the CEO's 1996 bonus based on similar Company consolidated earnings performance criteria used to determine bonuses for the other executive officers.

         The Chief Executive Officer, Steven G. Mihaylo, has voluntarily elected not to participate in equity-based compensation plans at this time.

Maurice H. Esperseth, Chairman; Gary Edens; Norman Stout

                     COMPARISON OF CUMULATIVE TOTAL RETURNS
                  AMONG INTER-TEL, PEER GROUP AND NASDAQ MARKET

         The graph below compares the cumulative total return of the Company's Common Stock with the NASDAQ market index and a self-determined peer group index from January 1, 1992 to January 31, 1997. The Common Stocks of the peer group companies have been included on a weighted basis to reflect the relative market capitalization at the end of each period shown.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

Assumes December 31, 1991 = 100
-------------------------------------------------------------------------------------------------------------------
                                                      Legend
CRSP Total Returns Index for:       12/31/91 12/31/92 12/31/93 12/31/94 12/29/95 12/31/96
-----------------------------       -------- -------- -------- -------- -------- --------
INTER-TEL, INCORPORATED               100.0    486.7    933.3    773.3   1646.7   2026.7
Nasdaq Stock Market (US Companies)    100.0    116.4    133.6    130.6    184.7    227.2
Self-Determined Peer Group            100.0    171.8    449.2    327.7    479.6    478.9

Companies in the Self-Determined Peer Group
         COMDIAL CORP                            EXECUTONE INFORMATION SYS INC
         MITEL CORP                              NORSTAN INC
Notes:
     A.  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C.  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.  The index level for all series was set to $100.0 on [12/31/91].
-------------------------------------------------------------------------------------------------------------------

                          INTER-TEL, INCORPORATED 1997
                            LONG-TERM INCENTIVE PLAN
                                (Proposal No. 2)


         The Company seeks shareholder approval of the Inter-Tel, Incorporated 1997 Long-Term Incentive Plan (the "Option Plan"), which was adopted by the Board of Directors on February 24, 1997.


         The purpose of the Option Plan is to promote the success and enhance the value of the Company by linking the personal interests of its key employees with an incentive for outstanding performance. It is further intended to attract, motivate and retain the services of the best available officers and key employees.


         The Option Plan permits the grant of stock-based incentives to selected officers and key employees. Such grants are traditionally in the form of stock options, although the Option Plan permits other forms of incentives. The Option Plan shall be administered by the Board or one or more Committees appointed by, and serving at the discretion of the Board (referred herein collectively as the "Administrator").

         The per share exercise price of any incentive stock options may not be less than the fair market value of a share of Common Stock at the time of grant. No incentive stock option may be granted on or after the tenth anniversary of the date the Option Plan was approved by the Shareholders.

         In 1993, Section 162 (m) was added to the Internal Revenue Code of 1986, as amended. Section 162(m) limits the Company's deduction in any one fiscal year for federal income tax purposes to $1,000,000 per person with respect to the Company's Chief Executive Officer and its four other highest paid executive oficers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Grants under the Option Plan will not be subject to the deduction limitation if the shareholders approve the Option Plan including the option grant limitations. The Option Plan provides that no employee may be granted, in any fiscal year of the Company, options to purchase more than 500,000 shares of Common Stock. Therefore, in order to maximize the Company's federal income tax deductions, the Board of Directors of the Company is requesting that the shareholders approve the adoption of the Option Plan at the Annual Meeting.

         A total of 1,200,000 shares of the Company's Common Stock are reserved under the Option Plan. Approval of the Option Plan requires the affirmative vote of a majority of the votes cast with respect to the proposal. A copy of the Option Plan is attached as Exhibit A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE INTER-TEL, INCORPORATED 1997 LONG-TERM INCENTIVE PLAN.

                             INTER-TEL, INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN
                                (Proposal No. 3)

         The Company seeks shareholder approval of the Inter-Tel, Incorporated Employee Stock Purchase Plan (the "Purchase Plan"), which was adopted by the Board of Directors on February 24, 1997.

         The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Purchase Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Purchase Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         Shares purchased by participants will be held in the participants' accounts pursuant to the Purchase Plan for a twelve (12) month holding period following purchase. Upon completion of the holding period, the relevant shares will be transferred to the participants. A total of 250,000 shares of the Company's Common Stock are reserved under the Purchase Plan.

         Each offering of Common Stock under the Purchase Plan is for a period of six months (the "Offering Period"). To participate in the Purchase Plan, each employee must authorize payroll deductions pursuant to the Purchase Plan, which deductions may not exceed 10% of a participant's compensation. Shares of Common Stock may be purchased under the Purchase Plan at a price equal to 85% of the lesser of (i) the fair market value of the Common Stock on the first day of the Offering Period, or (ii) the fair market value of the Common Stock on the last day of the Offering Period.

         Approval of the Purchase Plan requires the affirmative vote of a majority of the votes cast with respect to the proposal. The Purchase Plan is attached as Exhibit B.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE INTER-TEL, INCORPORATED 1997 EMPLOYEE STOCK PURCHASE PLAN.

                                AMENDMENT TO THE
                      RESTATED ARTICLES OF INCORPORATED OF
                            INTER-TEL, INCORPORATED
                                (Proposal No. 4)

         The first paragraph of Article IX of the Company's Restated Articles of Incorporation reads as follows:

         "The corporation shall indemnify any and all of its existing and former directors and officers to the fullest extent permitted by Arizona law; provided, however, that the corporation shall have the right to refuse indemnification in any instance in which the person to whom indemnification would otherwise have been applicable shall have unreasonably refused to permit the corporation, at its own expense and through counsel of its own choosing, to defend him or her in the action."

         Section 202B.2 of the Arizona Corporate Code (the "Code"), which became effective July 1996, permits an Arizona corporation to include a provision in its articles of incorporation permitting, or requiring the corporation to indemnify a director or officer against liability to any person for any action taken, or any failure to take any action, as a director or officer, except liability for any of the following:

         (i) the amount of a financial benefit received by a director or officer to which the director or officer was not entitled;

         (ii) an intentional infliction of harm on the Company or its shareholders;

         (iii) an approval of a specified unlawful distribution by the Company to its shareholders (in the case of a director only); and

         (iv)   an intentional violation of criminal law.

On February 24, 1997, the Board of Directors adopted, subject to shareholder approval at the 1997 annual meeting, a proposed Amendment to the Company's Articles of Incorporation that is consistent with Section 10-202B.2 of the Code. The proposed Amendment, a copy of which is attached as Exhibit C to this Proxy Statement, would require the Company to indemnify any and all of its existing and former directors and officers against liability to any person for any action taken, or any failure to take any action, as a director or officer, except liability for any of the four matters described in the preceding paragraph.

         The four matters for which a corporation may not indemnify a director or officer are identical to the four matters for which a director's liability cannot be eliminated pursuant to Code Section 10-202B.1. Section 10-202B.2 is based on the Model Business Corporation Act and is designed generally to allow an Arizona corporation to indemnify its directors and officers for unintentional errors or the directors' or officers' exercise of judgment, but not for matters involving intentional wrongdoing or bad faith.

         Under the Code, a majority of the Company's disinterested directors, independent legal counsel, or the Company's shareholders must determine whether a director or officer has met the requisite standard of conduct to be eligible for indemnification. The adoption of the proposed Amendment would change the standard of conduct that a director or officer must meet in order to be eligible for indemnification by the Company.

         Currently,  the Company may not indemnify a director or officer  unless
(i) the director or officer's conduct was in good faith; (ii) the director or officer reasonably believed that the conduct was in the corporation's best interest; and (iii) in the case of any criminal proceeding, the director or officer did not have any reasonable cause to believe the conduct was unlawful. If adopted, the proposed Amendment would require the Company to indemnify a director or officer in instances in which the director's or officer's conduct was grossly negligent. The Board of Directors believes that adoption of the propsed Amendment would provide directors and officers with greater certainty about those matters for which they may be eligible for idemnification. As is the case with current Article IX, Paragraph 1, the Company would retain the right to refuse indemnification in any instance in which the person to whom indemnification would otherwise have been applicable unreasonably refuses to permit the Company, at its own expense and through counsel of its own choosing, to defend him or her in the action.

         The Company believes that adoption of the proposed Amendment will enable the Company to continue to attract and retain qualified directors and officers. The Board of Directors believes that the level of scrutiny, diligence and care exercised by directors and officers of the Company will not be lessened by adoption of the proposed Amendment.

         Generally, the Company has not experienced difficulty in recruiting and retaining qualified directors and officers, and the proposed Amendment is not being proposed in response to any resignation or threat of resignation of any director or officer, nor is it being proposed in response to any refusal by any director or officer to continue to serve or, in the case of any director, to stand for reelection. The Company is not aware of any pending or threatened claim which would be covered by the proposed Amendment.

         The Company's directors acknowledge that they have a direct personal interest in having the proposed Amendment adopted. Approval of the proposed Amendment requires the affirmative vote of a majority of the Company's outstanding common stock. The Board believes that it is in the best interest of the Company and its shareholders for the Company's shareholders to so amend the Company's Articles of Incorporation.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL TO AMEND THE RESTATED ARTICLES OF INCORPORATION OF INTER-TEL, INCORPORATED.

                                    EXHIBIT A
                             INTER-TEL, INCORPORATED
                          1997 LONG-TERM INCENTIVE PLAN

                  ARTICLE 1 PURPOSE

                  1.1. GENERAL. The purpose of the Inter-Tel, Incorporated Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Inter-Tel, Incorporated, (the "Company") by linking the personal interests of its key employees to those of Company shareholders and by providing its key employees with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected officers and key employees of the Company and its Subsidiaries.

                  ARTICLE 2 EFFECTIVE DATE

                  2.1. EFFECTIVE DATE. The Plan is effective as of February 24, 1997 (the "Effective Date"). Within one year after the Effective Date, the Plan shall be submitted to the shareholders of the Company for their approval. The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present, or represented, and entitled to vote at a meeting duly held (or by the written consent of the holders of a majority of the shares of stock of the Company entitled to vote) in accordance with the applicable provisions of the Arizona Corporation Law and the Company's Bylaws and Articles of Incorporation. Any Awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before shareholder approval. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.


                  ARTICLE 3 DEFINITIONS AND CONSTRUCTION

                  3.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                           (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

                           (b) "Award  Agreement"  means any  written agreement,
                  contract, or other instrument or document evidencing an Award.

                           (c) "Board" means the Board of Directors of the Company.

                           (d) "Change of Control"  means and  includes  each of
                  the following:

                                    (1) A change of control of the  Company of a
                  nature  that would be  required  to be reported in response to
                  Item 6(e) of Schedule 14A of the 1934 Act regardless of whether the Company is subject to such reporting requirement;


                                    (2) A  change  of  control  of  the  Company
                  through a transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the 1934 Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934 Act) directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                                    (3) Any merger,  consolidation,  dissolution
                  or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Shares immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                                    (4) The  shareholders of the Company approve
                  any plan or proposal for the liquidation or dissolution of the Company; or

                                    (5)  Substantially  all of the assets of the
                  Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Company is a member;


                                    (6) A majority of the Board in office at the
                  beginning of any thirty-six (36) month period is replaced during the course of such thirty-six (36) month period (other than by voluntary resignation of individual directors in the ordinary course of business) and such replacement was not initiated by the Board as constituted at the beginning of such thirty-six (36) month period.

The foregoing events shall not be deemed to be a Change in Control if the transaction or transactions causing such change shall have been approved by the affirmative vote of at least a majority of the members of the Board in office as of the Effective Date ("Incumbents"), those serving on the Board pursuant to nomination or appointment thereto by a majority of Incumbents ("Successors"), and those serving on the Board pursuant to nomination or appointment thereto by a majority of a Board composed of Incumbents and/or Successors.

                           (e) "Code" means  the Internal  Revenue Code of 1986,
                  as amended from time to time.

                           (f) "Committee" means the committee of the Board described in Article 4.

                           (g) "Disability" shall mean a total and permanent disability as defined in Section 22(e)(3) of the Code.

                           (h) "Dividend  Equivalent" means a right granted to a
                  Participant under Article 11.

                           (i) "Fair  Market  Value" means with respect to Stock
                  or any other property, the fair market value of such Stock or other property as determined by the Committee in its discretion, under one of the following methods: (1) the average of the closing bid and asked prices for the Stock as reported on the NASDAQ National Market System (or any other national securities exchange on which the Stock is then listed) for that date or, if no prices are so reported for that date, such prices on the next preceding date for which closing bid and asked prices were reported; or (2) the price as determined by such methods or procedures as may be established from time to time by the Committee.

                           (j) "Incentive  Stock Option" means an Option that is
                  intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                           (k) "Non-Qualified Stock Option" means an Option that
                  is not intended to be an Incentive Stock Option.

                           (l) "Option"  means a right  granted to a Participant
                  under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                           (m) "Other Stock-Based Award" means a right,  granted
                  to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

                           (n) "Participant" means a person who, as an officer or key employee of the Company or any Subsidiary, has been granted an Award under the Plan.

                           (o) "Performance Share" means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

                           (p) "Plan"  means the  Inter-Tel,  Incorporated  1997
                  Long-Term Incentive Plan, as amended from time to time.

                           (q) "Restricted Stock Award" means Stock granted to a
                  participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

                           (r) "Stock" means the common stock of the Company and
                  such other securities of the Company that may be substituted for Stock pursuant to Article 13.

                           (s) "Stock Appreciation Right" or "SAR" means a right
                  granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

                           (t) "Subsidiary"  means any corporation,  domestic or
                  foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                  ARTICLE 4 ADMINISTRATION

                  4.l. COMMITTEE. The Plan shall be administered by the Board or one or more Committees appointed by, and serving at the discretion of the Board (referred herein collectively as the "Administrator").

                           (a) Multiple  Administrative  Bodies. The Plan may be
                  administered by different Committees with respect to different groups of employees.

                           (b) Section 162(m). To the extent that the Board determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                           (c) RULE 16b-3.  To the extent  desirable  to qualify
                  transactions hereunder as exempt under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 ("Rule 16b-3"), the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (d) Other Administration. Other than as provided above, the Plan shall be administered by the Board or a Committee serving at the discretion of the Board, which committee shall be constituted to satisfy all applicable laws.

                  4.2. ACTION BY COMM1TTEE. A majority of a Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of a Committee in lieu of a meeting shall be deemed the acts of such Committee. Each member of a Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

                  4.3. AUTHORITY OF ADMINISTRATOR. The Administrator has the exclusive power, authority and discretion to:

                           (a) Designate Participants;

                           (b) Determine the type or types of Awards to be granted to each Participant;

                           (c) Determine the number of Awards to be granted and thenumber of shares of Stock to which an Award will relate;

                           (d) Determine  the terms and  conditions of any Award
                  granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines;

                           (e) Determine whether, to what extent, and under what
                  circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                           (f) Prescribe the form of each Award Agreement, which
                  need not be identical for each Participant;

                           (g) Decide all other  matters that must be determined
                  in connection with an Award;

                           (h)   Establish,   adopt  or  revise  any  rules  and
                  regulations   as  it  may  deem   necessary  or  advisable  to
                  administer the Plan; and

                           (i) Make all other decisions and determinations  that
                  may be required under the Plan or as the Administrator deems necessary or advisable to administer the Plan.

                  4.4. DECISIONS BINDING. The Administrator's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

                  ARTICLE 5 SHARES SUBJECT TO THE PLAN

                  5.1.  NUMBER OF SHARES.  Subject  to  adjustment  provided  in
Section 1 5.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be one million two hundred thousand (1,200,000).

                  5.2. LAPSED AWARDS. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

                  5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

                  5.4. LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant over the term of the Plan shall be five hundred thousand (500,000).

                  ARTICLE 6 ELIGIBILITY

                  6.1. GENERAL. Awards may be granted only to individuals who are officers or other key employees (including employees who also are directors or officers) of the Company or a Subsidiary, as determined by the Administrator.

                  ARTICLE 7 STOCK OPTIONS

                  7.1. GENERAL. The Administrator is authorized to grant Options to Participants on the following terms and conditions:

                           (a) Exercise  Price.  The exercise price per share of
                  Stock   under   an   Option   shall  be   determined   by  the
                  Administrator.

                           (b)   Time   and   Conditions   of   Exercise.    The
                  Administrator shall determine the time or times at which an Option may be exercised in whole or in part, provided that no Option may be exercisable prior to six (6) months following the date of the grant of such Option. The Administrator also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

                           (c) Payment.  The  Administrator  shall determine the
                  methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including net issuance or other "cashless" exercise arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Administrator pursuant to the preceding sentence, the Administrator may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Administrator.

                           (d) Evidence of Grant. All Options shall be evidenced
                  by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Administrator.

                  7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                           (a) Exercise  Price.  The exercise price per share of
                  Stock shall be set by the Administrator, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

                           (b) Exercise.  In no event,  may any Incentive  Stock
                  Option be exercisable for more than ten (10) years from the date of its grant.

                           (c) Lapse of Option.  An Incentive Stock Option shall
                  lapse under the following circumstances:

                                    (1) The  Incentive  Stock Option shall lapse
                  ten (10) years after it is granted, unless an earlier time is set in the Award Agreement.

                                    (2) The  Incentive  Stock Option shall lapse
                  upon termination of employment for any reason, except that the Administrator may in its discretion permit a Participant to exercise all or any portion of the Incentive

                  Stock Option for a period of up to ninety (90) days after the Participant's termination of employment, except in the case of the Participant's termination of employment due to Disability, in which case the Incentive Stock Option shall lapse twelve
                  (12) months after the date the Participant terminates employment.

                                    (3)  If  the  Participant  dies  before  the
                  Option lapses pursuant to paragraph (1) or (2), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his death or had previously terminated employment) remained unchanged; or (ii) fifteen
                  (15) months after the date of the Participant's death. Upon the Participant's death, any vested and otherwise exercisable Incentive Stock Options may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive said Incentive Stock Option under the applicable laws of descent and distribution.

                           (d) Incentive Stock Option Limitation. Notwithstanding the designation of an Option as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000.00, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 7.2(d), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the shares of Stock shall be determined as of the time the Option with respect to such shares of Stock is granted.

                           (e) Ten Percent  Owners.  An  Incentive  Stock Option
                  shall not be granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company.

                           (f) Expiration of Incentive  Stock Options.  No Award
                  of an Incentive Stock Option may be made pursuant to this Plan after April 23, 2007.

                           (g)  Right  To  Exercise.   During  a   Participant's
                  lifetime, an Incentive Stock Option may be exercised only by the Participant.

                  ARTICLE 8 STOCK APPRECIATION RIGHTS

                  8.1. GRANT OF SARs. The Administrator is authorized to grant SARs to Participants on the following terms and conditions:

                           (a) Right to  Payment.  Upon the  exercise of a Stock
                  Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                                    (1) The Fair  Market  Value of one  share of
                  Stock on the date of exercise; over

                                    (2)   The   grant   price   of   the   Stock
                  Appreciation Right as determined by the Administrator, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

                           (b) Other  Terms.  All  awards of Stock  Appreciation
                  Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Administrator at the time of the grant of the Award and shall be reflected in the Award Agreement.

                  ARTICLE 9 PERFORMANCE SHARES

                  9.1. GRANT OF PERFORMANCE SHARES. The Administrator is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Administrator. The Administrator shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

                  9.2. RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Administrator, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Administrator shall establish at grant or thereafter. The Administrator shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

                  9.3. OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Administrator and reflected in the Award Agreement.

                  ARTICLE 10 RESTRICTED STOCK AWARDS

                  10.1.  GRANT  OF  RESTRICTED   STOCK.  The   Administrator  is
authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Administrator. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

                  10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

                  10.3. FORFEITURE. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

                  10.4. CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

                  ARTICLE 11 DIVIDEND EQUIVALENTS

                  11.1. GRANT OF DIVIDEND EQUIVALENTS. The Administrator is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Administrator. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Administrator. The Administrator may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                  ARTICLE 12 OTHER STOCK-BASED AWARDS

                  12.1. GRANT OF OTHER STOCK-BASED AWARDS. The Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Administrator to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Administrator shall determine the terms and conditions of such Awards.

                  ARTICLE 13 PROVISIONS APPLICABLE TO AWARDS

                  13.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Administrator, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Administrator may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

                  13.2. EXCHANGE PROVISIONS. The Administrator may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 13.1), based on the terms and conditions the Administrator determines and communicates to the Participant at the time the offer is made.

                  13.3. TERM OF AWARD. The term of each Award shall be for the period as determined by the Administrator, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

                  13.4. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Administrator determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Administrator. The Administrator may also authorize payment in the exercise of an Option by net issuance or other cashless exercise methods.

                  13.5. LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution. In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Administrator may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust benefiting such individuals, subject to such restrictions, limitations, or conditions as the Administrator deems to be appropriate.

                  13.6 BENEFICIARIES. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a jurisdiction in which community property laws apply, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than fifty percent (50%) of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator.

                  13.7. STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.

                  13.8. TENDER OFFERS. In the event of a public tender for all or any portion of the Stock, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Administrator may in its sole discretion declare previously granted Options to be immediately exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

                  13.9. ACCELERATION UPON DEATH OR DISABILITY. Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall then lapse in accordance with the other provisions of this Plan and the Award Agreement.

                  13.10. ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully vested, exercisable and all restrictions on outstanding Awards shall lapse; provided, however, that with respect to any

Change of Control in which the outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall terminate upon the occurrence of the Change of Control, each Participant shall fully vest and have exercisable such Awards prior to the occurrence of such Change of Control.

                  ARTICLE 14 CHANGES IN CAPITAL STRUCTURE

                  14.1. GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award (and for each share of Stock then subject thereto) the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                  ARTICLE 15 AMENDMENT, MODIFICATION AND TERMINATION

                  15.1. AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Administrator may terminate, amend or modify the Plan. However, without approval of the shareholders of the Company (as may be required by the Code, a national securities exchange or quotation system on which the stock can be listed or reported or any other applicable law or regulation), no such termination, amendment, or modification may:

                           (a) Materially increase the total number of shares of
                  Stock that may be issued under the Plan, except as provided in
                  Section 14.1;

                           (b) Materially  modify the  eligibility  requirements
                  for participation in the Plan; or

                  15.2. AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

                  ARTICLE 16 GENERAL PROVISIONS

                  16.1. NO RIGHTS TO AWARDS. No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Administrator is obligated to treat Participants and employees uniformly.

                  16.2. NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

                  16.3. WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy United States Federal, state, and local taxes (including the Participant's FICA obligation and any withholding obligation imposed by any country other than the United States in which the Participant resides) required by law to be withheld with respect to any taxable event arising as a result of this Plan. With respect to withholding required upon any taxable event under the Plan, the Administrator may, in its sole and absolute discretion, permit a Participant to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes in accordance with such procedures as the Administrator establishes. The Administrator may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above.

                  16.4. NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

                  16.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

                  16.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Administrator or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                  16.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

                  16.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

                  16.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                  16.10. FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

                  16.11. SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Administrator.

                  16.12. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

                  16.13. GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Arizona.

                                    EXHIBIT B
                             INTER-TEL, INCORPORATED
                        1997 EMPLOYEE STOCK PURCHASE PLAN

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d)  "Company"   shall  mean   Inter-Tel,   Inc.,  an  Arizona
corporation, and any Designated Subsidiary of the Company.

                  (e) "Compensation" shall mean all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

                  (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  (h) "Enrollment Date" shall mean the first day of each Offering Period.

                  (i) "Exercise Date" shall mean the last day of each Offering Period.

                  (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

                           (2) If the  Common  Stock is  regularly  quoted  by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (3) In the absence of an  established  market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (k) "Holding Period" shall mean a period of twelve (12) calendar months beginning on the Exercise Date during which (i) shares purchased by the Participant under the Plan may not be sold, traded, transferred, pledged or otherwise hypothecated and (ii) these shares are held by the Company in the Participant's account.

                  (l) "Offering Period" shall mean a period of approximately six
(6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after June 1, 1997 and terminating on the last Trading Day in the period ending the following November 30, 1997, or commencing on the first Trading Day on or after December 1, 1997 and terminating on the last Trading Day in the period ending the following May 30, 1997. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

                  (m) "Plan" shall mean this Employee Stock Purchase Plan.

                  (n) "Purchase Price" shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

         3. Eligibility.

                  (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after June 1 and May 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 21 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five
(5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5. Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit 1 to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6. Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 11 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 11 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 11 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than two thousand (2000) shares (subject to any adjustment pursuant to Section 20), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 11 hereof. The Option shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 11 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 11 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her. Shares purchased shall be issued subject to the Holding Period, as described in Section 9.

         9. Holding Period

                  Shares purchased by the participant will be held in the participant's account pursuant to the Plan for the duration of a twelve (12) month Holding Period.

                  The Holding Period will commence on the first day following the Exercise Date and end after twelve (12) calendar months after the Exercise Date. Upon completion of the Holding Period, the relevant shares will be transferred to the participant.

                  Notwithstanding the foregoing, the Holding Period shall lapse in the event of a sale of all or substantially all of the Company's assets or a merger with or into another corporation.

         10. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         11. Withdrawal.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit 2 to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an

Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         12. Termination of Employment. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 16 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

         13. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         14. Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be two hundred and fifty thousand (250,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 20 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

         15. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         16. Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         17. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 16 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 11 hereof.

         18. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         19. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         20.   Adjustments   Upon   Changes  in   Capitalization,   Dissolution,
Liquidation, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

         21. Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 20 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         22. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         23. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         24. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 21 hereof.

                                    EXHIBIT 1
                             INTER-TEL, INCORPORATED
                        1997 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                           Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.       _____________________________________  hereby elects to  participate in the Inter-Tel, Incorporated 1997 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to _____%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I understand that any shares of the Company's Common Stock I purchase shall be held by the Company for twelve (12) months after the date of purchase. I understand that the Company will deliver to me the shares I have purchased as soon as possible after the twelve (12) month Holding Period.

5. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

6. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of _____________________________________
         (Employee or Employee and Spouse only).

7. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) fifteen percent (15%) of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

8. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

9. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:  (Please print)               ____________________________________________
                                      (First)         (Middle)           (Last)

                                    ____________________________________________
                                    (Relationship)

                                    ____________________________________________
                                    ____________________________________________
                                    (Address)
Employee's Social
Security Number:                    ____________________________________________


Employee's Address:                 ____________________________________________
                                    ____________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated: ___________________

___________________________________________
Signature of Employee

___________________________________________
Spouse's Signature (If beneficiary other than Spouse)

                                    EXHIBIT 2
                                    ---------

                             INTER-TEL, INCORPORATED
                        1997 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Offering Period of the Inter-Tel, Incorporated 1997 Employee Stock Purchase Plan which began on ___________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                        Name and Address of Participant:

                                        ____________________________________

                                        ____________________________________

                                        ____________________________________



                                        Signature:

                                        ____________________________________


                                        Date: ______________________________

                                   EXHIBIT C

                                AMENDMENT TO THE
                      RESTATED ARTICLES OF INCORPORATION OF
                             INTER-TEL, INCORPORATED
                                (Proposal No. 4)

Paragraph 1 of Article IX of the Restated Articles of Incorporation is amended in its entirety to read as follows:

         "The corporation shall indemnify any and all of its existing and former directors and officers to the fullest extent permitted by Section 10-202.B.2 of the Arizona Business Corporation Act; provided, however, that the corporation shall have the right to refuse indemnification in any instance in which the person to whom indemnification would otherwise have been applicable shall have unreasonably refused to permit the corporation, at its own expense and through counsel of its own choosing, to defend him or her in the action. If the Arizona Business Corporation Act is amended to authorize corporate action broadening the corporation's ability to indemnify its directors and officers, the corporation shall indemnify its existing and former directors and officers to the fullest extent permitted by the Arizona Business Corporation Act, as amended. Any repeal or modification of this Article IX, Paragraph 1 shall not adversely affect any right or protection of any existing or former director or officer of the corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification."

          This Proxy is Solicited on Behalf of the Board of Directors
                            INTER-TEL, INCORPORATION
                      1997 ANNUAL MEETING OF SHAREHOLDERS

         The undersigned shareholder of INTER-TEL, INCORPORATED, as Arizona corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 21, 1997, and hereby appoints Kurt R. Kneip and N. Thomas Peiffer, Jr., and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of INTER-TEL, INCORPORATED, to be held on April 23, 1997, at 10:00 a.m., local time, at the Wyndam Gardens Hotel, 427 N. 44th Street, Phoenix, Arizona 85008, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:


       (Continued, and to be marked, dated and signed, on the other side)

                            ^ FOLD AND DETACH HERE ^

                                                           Please mark
                                                          your votes as   [X]
                                                           indicated in
                                                           this example

The Board of Directors recommends               FOR all             WITHHELD
a vote FOR Items 1, 2, 3, and 4.            nominees listed    AUTHORITY to vote
                                             below (except      for all nominees
1.  ELECTION OF DIRECTORS:                   as indicated)        listed below
Steven G. Mihaylo, J. Robert Anderson,
Gary D. Edens, Maurice Esperseth, C.            [     ]              [    ]
Roland Haden and Norman Stout

(INSTRUCTION: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)

________________________________________________________

________________________________________________________

2.  APPROVAL OF THE COMPANY'S          FOR             AGAINST          ABSTAIN
1997 LONG-TERM INCENTIVE PLAN.       [     ]           [     ]          [     ]


3.  APPROVAL OF THE COMPANY'S          FOR             AGAINST          ABSTAIN
1997 EMPLOYEE STOCK PURCHASE PLAN.   [     ]           [     ]          [     ]


4. APPROVAL OF AN AMENDMENT TO         FOR             AGAINST          ABSTAIN
THE RESTATED ARTICLES OF             [     ]           [     ]          [     ]
INCORPORATION REGARDING
DIRECTOR AND OFFICER
INDEMNIFICATION

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Signature(s)_________________________________________ Date _____________________
NOTE: Please sign name exactly as it appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.